UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 27, 2020

ZOMEDICA PHARMACEUTICALS CORP.
(Exact Name of Registrant as Specified in Charter)

Alberta, Canada	001-38298	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Phoenix Drive, Suite 180, Ann Arbor, Michigan	48108
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (734) 369-2555

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ X ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ZOM	NYSE American

Item 8.01. Other Events.

        On August 27, 2020, Zomedica Pharmaceuticals Corp. (the “Company”), made available a letter from Robert Cohen, the Company's Interim Chief Executive Officer, to the shareholders of the Company (the “Shareholders Letter”) in advance of the Company’s annual and special virtual-only meeting of shareholders, scheduled to be held on Friday, September 25, 2020. On August 27, 2020, the Company issued a press release containing the text of the Shareholders Letter (the “Press Release”). Copies of the Shareholders Letter and the Press Release are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. A copy of the Shareholders Letter is also available on the Company's website at www.zomedica.com.

Forward-Looking Statements

        The Shareholders Letter and Press Release filed as part of this Current Report on Form 8-K contain certain "forward-looking information" or “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable U.S. and Canadian securities law. Forward-looking information is frequently characterized by words such as "plan", "expect", "project", "intend", "believe", "anticipate", "estimate" and other similar words, or statements that certain events or conditions "may" or "will" occur. Some of the risks and other factors that could cause the results to differ materially from those expressed in the forward-looking information include, but are not limited to: uncertainty related to the global COVID-19 pandemic, uncertainty as to whether the Company’s strategies and business plans will yield the expected benefits; uncertainty as to the timing and results of development work and pilot and pivotal studies, uncertainty as to the likelihood and timing of regulatory approvals, availability and cost of capital; the ability to identify and develop and achieve commercial success for new products and technologies; veterinary acceptance of the Company’s products; competition from related products; the level of expenditures necessary to maintain and improve the quality of products and services; changes in technology and changes in laws and regulations; the Company’s ability to secure and maintain strategic relationships; risks pertaining to permits and licensing, intellectual property infringement risks, risks relating to future clinical trials, regulatory approvals, safety and efficacy of the Company’s products, the use of the Company’s product, intellectual property protection and the other risk factors disclosed in the Company’s filings with the Securities and Exchange Commission and under our profile on SEDAR at www.sedar.com. The Company undertakes no obligation to update any forward-looking information as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking information contained in this Current Report on Form 8-K, including forward-looking information included in the Shareholders Letter and the Press Release, is qualified in its entirety by this cautionary notice.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Letter to shareholders, dated August 27, 2020.
99.2	Press release, dated August 27, 2020.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOMEDICA PHARMACEUTICALS CORP.

Date: August 27, 2020	By:	/s/ Ann Cotter
Name: Ann Cotter
Title: Interim Chief Financial Officer